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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 4, 2001


                     Philadelphia Consolidated Holding Corp.
               (Exact Name of Registrant as Specified in Charter)



       Pennsylvania                  0-22280                  23-2202671
(State or Other Jurisdiction       (Commission              (IRS Employer'
    of Incorporation)              File Number)           Identification No.)



       One Bala Plaza, Suite 100, Bala Cynwyd, PA                   19004
        (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900





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ITEM 5.  OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1 March 31, 2001 Investor Presentation


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Philadelphia Consolidated Holding Corp.
                                   ----------------------------------------
                                   (Registrant)

Dated: May 4, 2001                    By:  /s/ Craig P. Keller
                                           -------------------------------------
                                           Craig P. Keller
                                           Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer



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EXHIBIT INDEX

Exhibit          Description                                       Method of Filing
-------          -----------                                       ----------------
99.1             March 31, 2001 Investor Presentation              Filed electronically herewith.